                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

      [ ]   Preliminary Proxy Statement

      [ ]   Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))

      [X]   Definitive Proxy Statement

      [ ]   Definitive Additional Materials

      [ ]   Soliciting Material Under Rule 14a-12

                                 PIZZA INN, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            NEWCASTLE PARTNERS, L.P.
                       NEWCASTLE CAPITAL MANAGEMENT, L.P.
                         NEWCASTLE CAPITAL GROUP, L.L.C.
                                 MARK E. SCHWARZ
                                 STEVEN J. PULLY
                                RAMON D. PHILLIPS
                                 ROBERT B. PAGE
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required.

      [ ]   Fee computed on table  below  per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11  (set  forth  the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

      (5)   Total fee paid:

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      [ ]   Fee paid previously with preliminary materials:

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      [ ]   Check box if any part of the fee is offset as provided  by  Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

                                      -2-

                            NEWCASTLE PARTNERS, L.P.

                                 January 2, 2004

Dear Fellow Shareholder:

            Newcastle Partners,  L.P.  ("Newcastle  Partners") is the beneficial owner of an  aggregate of  3,583,780  shares of Common Stock of Pizza Inn,  Inc.
("Pizza  Inn"  or  the  "Company"),  representing  approximately  35.6%  of  the outstanding  Common Stock of the Company.  Newcastle  Partners  does not believe that two of the three incumbent directors nominated by the board of directors of the Company for election at the upcoming  annual meeting of  shareholders of the
Company are the best possible  candidates  for election as directors.  NEWCASTLE
PARTNERS  ALSO DOES NOT BELIEVE THAT THE BOARD OF DIRECTORS OF THE COMPANY ACTED
IN YOUR BEST INTERESTS IN APPROVING VARIOUS AMENDMENTS TO THE COMPANY'S BYLAWS.

            Newcastle  Partners is therefore  seeking your support at the annual meeting of  shareholders  scheduled to be held at the Company's  headquarters at
3551 Plano Parkway, The Colony,  Texas 75056 on Wednesday,  January 21, 2004, at
11:00 A.M.  (Dallas  time) for (i) the  election of its slate of nominees to the board of directors of the Company,  two of whom differ from the Company's slate,
(ii) the adoption of proposals to repeal  certain  amendments  to the  Company's bylaws  approved by the board of  directors  of the Company on December 18, 2002 and (iii) the adoption of a resolution  recommending that the board of directors of the  Company  reimburse  Newcastle  Partners  for all  expenses  it incurs in connection with this proxy solicitation.

          Newcastle  Partners  urges you to carefully  consider the  information contained  in the  attached  Proxy  Statement  and then  support  its efforts by signing,  dating and returning the enclosed GOLD proxy today. The attached Proxy
Statement  and the  enclosed  GOLD proxy card are first being  furnished  to the shareholders on or about January 5, 2004.

            If you have already  voted for the  incumbent  management  slate you have every right to change your vote by  signing,  dating and  returning a later dated proxy.

          If you have any  questions  or require any  assistance  with your vote please contact MacKenzie Partners, Inc., which is assisting us, at their address and toll-free numbers listed on the following page.

                                 Thank you for your support,

                                 Mark E. Schwarz
                                 Newcastle Partners, L.P.

 If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of Newcastle Partners' proxy materials, please call
             MacKenzie Partners at the phone numbers listed below.

                            [MACKENZIE PARTNERS LOGO]

                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (Call Collect)
                           PROXY@MACKENZIEPARTNERS.COM

                                       or
                          CALL TOLL FREE (800) 322-2885

                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                                 PIZZA INN, INC.
                            -------------------------

                                 PROXY STATEMENT
                                       OF
                            NEWCASTLE PARTNERS, L.P.

                            -------------------------

          PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

          Newcastle  Partners,  L.P., a Texas  limited  partnership  ("Newcastle
Partners" or "we"),  is the largest  shareholder  of Pizza Inn, Inc., a Missouri corporation ("Pizza Inn" or the "Company"). Newcastle Partners is writing to you in connection  with the election of three  nominees to the board of directors of
Pizza  Inn (the  "Pizza  Inn  Board")  at the  annual  meeting  of  shareholders scheduled to be held at 11:00 A.M.  (Dallas  time),  on  Wednesday,  January 21,
2004, at the Company's  headquarters  at 3551 Plano Parkway,  The Colony,  Texas
75056, including any adjournments or postponements thereof and any meeting which may be called in lieu  thereof (the "Annual  Meeting").  Newcastle  Partners has nominated three directors,  one of whom has also been nominated by the Pizza Inn
Board and  currently  serves as a director and two of whom are in  opposition to
Pizza Inn's incumbent directors, whose terms expire at the Annual Meeting.

          This proxy  statement  (the "Proxy  Statement")  and the enclosed GOLD proxy  card are  being  furnished  to  shareholders  of Pizza  Inn by  Newcastle
Partners  in  connection  with the  solicitation  of proxies  from  Pizza  Inn's shareholders  to be used at the  Annual  Meeting  to elect  Newcastle  Partners'
nominees,   Steven  J.  Pully,  Robert  B.  Page  and  Ramon  D.  Phillips  (the
"Nominees"),  to the Pizza Inn Board.  Newcastle  Partners  is also  seeking the support of shareholders  to adopt proposals to repeal certain  amendments to the
Company's  bylaws  approved by the Pizza Inn Board on  December  18, 2002 and to
adopt a resolution  recommending  that the Pizza Inn Board  reimburse  Newcastle
Partners for all expenses it incurs in connection with this proxy  solicitation.
Newcastle Partners, Newcastle Capital Management, L.P. ("Newcastle Management"),
Newcastle Capital Group, L.L.C.  ("Newcastle Capital"),  Mark E. Schwarz, Steven
J.  Pully,  Robert B. Page and Ramon D.  Phillips  are  members  of a group (the
"Group")  formed in  connection  with this  proxy  solicitation  and are  deemed participants in this proxy  solicitation.  See "Participant  Information."  This
Proxy Statement and the GOLD proxy card are first being furnished to Pizza Inn's shareholders on or about January 5, 2004.

          Pizza  Inn  has set  the  record  date  for  determining  shareholders entitled  to notice of and to vote at the Annual  Meeting as  November  26, 2003
(the "Record Date"). The principal executive offices of Pizza Inn are located at
3551 Plano Parkway, The Colony, Texas 75056. Shareholders of record at the close of business  on the Record Date will be entitled to vote at the Annual  Meeting.

According to Pizza Inn, as of the Record Date,  there were 10,068,674  shares of common stock, $.01 par value per share (the "Shares"),  outstanding and entitled to vote  at the  Annual  Meeting.  Newcastle  Partners,  along  with  all of the participants in this solicitation,  are the beneficial owners of an aggregate of
3,638,643 Shares, which represents approximately 36.1% of the Shares outstanding
(based on information publicly disclosed by Pizza Inn). The participants in this solicitation intend to vote such Shares for the election of the Nominees and the other proposals described herein.

THIS  SOLICITATION IS BEING MADE BY NEWCASTLE  PARTNERS AND NOT ON BEHALF OF THE
BOARD OF DIRECTORS OR MANAGEMENT OF PIZZA INN.  NEWCASTLE  PARTNERS IS NOT AWARE
OF ANY OTHER  MATTERS TO BE BROUGHT  BEFORE THE  ANNUAL  MEETING.  SHOULD  OTHER
MATTERS,  WHICH NEWCASTLE PARTNERS IS NOT AWARE OF A REASONABLE TIME BEFORE THIS
SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES
IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

NEWCASTLE  PARTNERS  URGES YOU TO SIGN,  DATE AND  RETURN THE GOLD PROXY CARD IN
FAVOR OF THE ELECTION OF ITS NOMINEES AND THE SHAREHOLDER PROPOSALS DESCRIBED IN
THIS PROXY STATEMENT.

IF YOU HAVE ALREADY SENT A PROXY CARD  FURNISHED BY PIZZA INN  MANAGEMENT TO THE
PIZZA  INN  BOARD,  YOU MAY  REVOKE  THAT  PROXY  AND VOTE FOR THE  ELECTION  OF
NEWCASTLE  PARTNERS' NOMINEES AND THE SHAREHOLDER  PROPOSALS DESCRIBED HEREIN BY
SIGNING,  DATING AND RETURNING  THE ENCLOSED  GOLD PROXY CARD.  THE LATEST DATED
PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO
THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED
PROXY FOR THE ANNUAL MEETING TO NEWCASTLE PARTNERS, C/O MACKENZIE PARTNERS, INC.
WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF PIZZA INN, OR BY
VOTING IN PERSON AT THE ANNUAL MEETING.

                                      -2-

                                    IMPORTANT

          Your vote is important,  no matter how many or how few Shares you own.
Newcastle  Partners urges you to sign,  date, and return the enclosed GOLD proxy card today to vote FOR the election of  Newcastle  Partners'  Nominees,  FOR the adoption of proposals to repeal certain bylaw  amendments  approved by the Pizza
Inn  Board  on  December  18,  2002  and  FOR  the  approval  of the  resolution recommending  that the Pizza  Inn Board  reimburse  Newcastle  Partners  for all expenses it incurs in connection with this proxy solicitation.

o    If your Shares are  registered  in your own name,  please sign and date the enclosed GOLD proxy card and return it to Newcastle Partners, c/o MacKenzie
     Partners, Inc., in the enclosed envelope today.

o    If any of your Shares are held in the name of a brokerage firm,  bank, bank nominee  or other  institution  on the Record  Date,  only it can vote such
     Shares and only upon receipt of your  specific  instructions.  Accordingly, please  contact the person  responsible  for your account and instruct that person to execute on your  behalf the GOLD proxy card.  Newcastle  Partners urges you to confirm your instructions in writing to the person responsible for your  account and to provide a copy of such  instructions  to Newcastle
     Partners,   c/o  MacKenzie  Partners,   Inc.,  who  is  assisting  in  this
     solicitation,  at the address and telephone numbers set forth below, and on the back  cover  of this  Proxy  Statement,  so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

                 If you have any questions regarding your proxy,
             or need assistance in voting your Shares, please call:

                           [MACKENZIE PARTNERS LOGO]

                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (Call Collect)
                           PROXY@MACKENZIEPARTNERS.COM

                                       or
                          CALL TOLL FREE (800) 322-2885

                                      -3-

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

REASONS FOR ELECTING THE NOMINEES

          We are asking you to support our Nominees so as to:

          o    elect  nominees  who  will  be  strong  advocates  for  advancing
               shareholder   interests   and  improving   corporate   governance
               policies;

          o    elect  nominees  who  will  bring   significant   public  company
               experience  and  experience  in the  restaurant  business and the pizza franchising business in particular; and

          o    elect  nominees  who will take actions that we believe will be in the best interests of the Company's franchisees.

          As further  described  below,  we  believe  that the  election  of the
Nominees  represents the best means for Pizza Inn's shareholders to maximize the value of their Shares.  Robert B. Page and Ramon D.  Phillips  have  significant experience  in the  restaurant  industry and the pizza  franchising  business in particular.  Mr. Page has worked for over 24 years in the  restaurant  industry, including  over 9 years for national pizza chains.  Mr.  Phillips is an advisory member of the Pizza Inn Board,  a former member of senior  management and of the board of Pizza Inn and a current franchisee of the Company.  Steven J. Pully has extensive  experience in finance,  law and accounting and also as a director and officer of various  public  companies  including the Company.  If elected to the
Pizza Inn Board,  the Nominees will use their  experience to oversee the Company with the goal of  achieving  consistent  profitability  while  exercising  their fiduciary duties to advance shareholder and franchisee interests and explore all available  alternatives to maximize shareholder value. There can be no assurance that these goals will be achieved if the Nominees are elected.

          The  Company's  Restated  Articles  of  Incorporation  and Amended and
Restated  Bylaws  provide that the board of directors  shall be divided into two classes.  Three Class II directors  are up for  election at the Annual  Meeting.
Mark E. Schwarz is a Class I director of the Company (term expiring in 2004) and
Steven J. Pully is a Class II director of the Company  (term  expiring in 2003).
Mr.  Pully is also a nominee of the Company for  election to the Pizza Inn Board at the Annual  Meeting.  Mr.  Pully is also being  included as part of Newcastle
Partners'  slate in the event that the Company  takes any action that would have the effect of excluding Mr. Pully from the Company's slate.

THE COMPANY HAS ATTEMPTED TO USE THE CHANGE OF CONTROL  PROVISIONS IN EMPLOYMENT
AGREEMENTS WITH MANAGEMENT TO DETER NEWCASTLE PARTNERS FROM SEEKING THE ELECTION
OF ITS NOMINEES.

          A majority  of the  members of the Pizza Inn Board have  attempted  to deter Newcastle Partners from opposing management's slate of incumbent directors at the Annual  Meeting,  alleging  that the change of control  provisions in the employment  agreements with certain  executives  would be triggered,  creating a

                                      -4-

potential  liability  to the  Company  of over $7  million  in change of control payouts, including tax gross-up payments, as follows:

                                                       Portion of Lump Sum Payment NOT
                                                       Deductible by Pizza Inn for Federal
Pizza Inn Officer           Lump Sum Payment           Income Tax Purposes
-----------------           ----------------           -------------------

Ronald Parker               $5,400,000                 $3,300,000

Keith Clark                 $762,000                   $451,000

Ward Olgreen                $630,000                   $362,000

Shawn Preator               $597,000                   $369,000

          Under each of the  employment  agreements,  a "Change of  Control"  is deemed  to  have  occurred  if  "individuals  who,  as of  [December  16,  2002]
constitute[d]  the  Board  (the  "Incumbent  Board")  cease  for any  reason  to constitute  at  least a  majority  of the  Board;  provided,  however,  that any individual becoming a director subsequent to [December 16, 2002] whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors  then  comprising  the  Incumbent  Board shall be  considered  as though such  individual  were a member of the Incumbent
Board,  but  excluding,  for this  purpose,  any such  individual  whose initial assumption  of office  occurs  as a result  of  either  an actual or  threatened election contest (as such terms are used in Rules 14a-1 and 14a-12 of Regulation
14A  promulgated  under the Securities  Exchange Act of 1934) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the  Board."  According  to  management's  proxy  statement  for the Annual
Meeting (the "Management  Proxy  Statement"),  counsel to the Company (which was also counsel to the Company when the  employment  agreements  were  adopted) has delivered  to the Pizza Inn Board a written  legal  opinion,  subject to certain assumptions, limitations, qualifications and exceptions, that a Texas court in a properly presented case should conclude that Messrs. Schwarz, Pully and Phillips would not constitute  "Incumbent  Directors."  According to the Management Proxy
Statement,  counsel to Pizza Inn has also advised the Pizza Inn Board that it is their opinion that if Newcastle Partners' Nominees were elected to the Pizza Inn
Board at the Annual  Meeting,  those  individuals  would also not be  considered
"Incumbent Directors" and a "Change of Control" would occur.

            We believe that Messrs.  Schwarz and Pully are "Incumbent Directors"
under a plain reading of the employment  agreements as they were appointed by an agreement  of a  majority  of the Pizza Inn Board and not due to an  "actual  or threatened solicitation of proxies." We also believe that Mr. Phillips should be deemed an  "Incumbent  Director"  if elected by virtue of the fact that he was a director of the Company at the time the new employment  agreements  were adopted by the Pizza Inn Board. We also note Pizza Inn counsel's  acknowledgement in its opinion  as to the  "absence  of cases  on this  point"  and  that "we  [Company counsel]  provide  no  assurance  that  a  Texas  court  would  agree  with  our interpretation  of this language or our opinion with respect thereto." There can

                                      -5-

be no assurance that in the event the employment of one or more of the executive officers were to terminate for any reason  (including  voluntary  termination of employment)  within twelve months after a purported "Change of Control," that in any legal proceedings disputing whether a "Change of Control" has occurred,  any of Messrs.  Schwarz,  Pully or Phillips  will be  determined to be an "Incumbent
Director."  The  Management  Proxy  Statement  states that the Company  could be obligated to make "Change of Control" payments  aggregating  approximately  $7.4 million.  In addition,  the Management Proxy Statement states that if Mr. Parker were no longer Chief Executive  Officer of the Company,  the Company would be in default under  approximately  $9.5 million of  indebtedness  owed to Wells Fargo
Bank (Texas).  Additionally,  the Company's interest rate swap agreement will be in default,  and as of September 28, 2003,  the payoff amount was  approximately
$800,000.

NEWCASTLE  PARTNERS  BELIEVES  THE  PIZZA  INN  BOARD  SHOULD  ADOPT A LONG TERM
STRATEGIC PLAN FOR THE FUTURE.

          We believe that the Company should adopt a long term strategic plan to improve its  business and enhance  shareholder  value.  To the  knowledge of the
Nominees,  the Company has not adopted a long term  strategic  plan. If elected, the  Nominees  intend to take action to adopt a long term  strategic  plan,  the focus of which is to take the following actions and such other actions they deem appropriate to improve the Company's business:

          o    Reinvest  in  the  Pizza  Inn  brand  by  opening  up  additional franchisee and company locations;

          o    Evaluate  the cost  model of the  franchisees  by  undertaking  a market-based  benchmarking  study of  competitors  to compare the sales,  costs, unit investment,  margins and return on investment of competitors to those of the Company's franchisees;

          o    Develop  a   corporate   culture   that  ties   compensation   to
               performance.

            The Nominees have not  undertaken  any studies to determine the cost of  implementing  any long term  strategic  plan.  To the extent  required,  the
Nominees  intend to utilize cash flow from  operations  and  possibly  available lines of credit or capital raising activities to implement a long term strategic plan.  There can be no assurance that the foregoing  actions will be implemented if our Nominees are elected, that there will be available capital to finance any long  term  strategic  plan  that may be  adopted  or that the  election  of our
Nominees will improve the Company's  business or otherwise  enhance  shareholder value.  Your vote to elect the Nominees  does not  constitute a vote in favor of our value  enhancing  plans for Pizza Inn.  Your vote to elect the Nominees will have the legal effect of replacing two incumbent directors of Pizza Inn with our
Nominees.  Neither we (nor to our knowledge, any other person on our behalf) has made or undertaken any analysis or reports as to whether  shareholder value will be  maximized  as a  result  of  this  solicitation  or  obtained  reports  from consultants  or other  outside  parties as to whether  the  proposals  presented herein would have an effect on shareholder value. There can be no assurance that shareholder  value will be  maximized  as a result of this  solicitation  or the election of the Nominees.

                                      -6-

WE ARE SOLICITING  PROXIES TO ELECT OUR NOMINEES AS A LAST RESORT.  WE SUBMITTED
TO THE  PIZZA  INN BOARD THE  NAMES  AND  RESUMES  OF 18  POTENTIAL  INDEPENDENT
DIRECTOR  NOMINEES  FOR  ELECTION  AT THE  ANNUAL  MEETING,  NONE OF  WHOM  WERE
CONSIDERED FOR NOMINATION.

            On October 10, 2003,  Mark Schwarz  submitted to the Pizza Inn Board the names  and  resumes  of 18  qualified  and  experienced  potential  director nominees,  including  Mr.  Page,  that Mr.  Schwarz had  interviewed  at his own expense. Mr. Schwarz recommended that the Pizza Inn Board nominate two of the 18 potential nominees for election at the Annual Meeting. None of these individuals were  contacted by the Company or discussed at  subsequent  Board  meetings.  We believe that the refusal to seriously consider qualified,  independent  director nominees submitted by a member of the Board that controls the largest investment stake in the  Company is an  example  of certain  members of the Pizza Inn Board attempting to entrench themselves.

          On  December  4, 2003,  we made a verbal  proposal  to the  Company to resolve our  disputes.  We proposed that the nominees for election at the Annual
Meeting would include two of three persons  (including Mr. Pully) then currently nominated  by the Pizza Inn Board and Robert B. Page as an  additional  nominee,
Steven J. Pully would be appointed Chairman of the Pizza Inn Board at the Annual
Meeting and one of each of Messrs.  Schwarz, Pully or Page would be appointed to each  committee of the Pizza Inn Board at the Annual  Meeting.  We also proposed that  Messrs.  Parker,  Clark,  Olgreen  and Preator  acknowledge  in their sole discretion that Messrs. Schwarz and Pully are "Incumbent Directors" as such term is  defined  in the  employment  agreements  and that the Pizza Inn Board  would designate Mr. Page as an "Incumbent  Director" under the employment  agreements.
In  addition,  we proposed  that the Company  repeal  certain  bylaw  amendments adopted  by the Pizza Inn Board  immediately  after the 2002  Annual  Meeting of
Shareholders  (which we are asking you to repeal  under  Proposal  No. 2 of this
Proxy  Statement),  any future changes to the Company's bylaws or the employment agreements  could  only be  approved  by a  supermajority  vote of five of seven directors and no changes to the bylaws or employment agreements could be enacted or pursued by the Pizza Inn Board prior to the Annual Meeting.  We also proposed that the Company  reimburse us for certain expenses  incurred in connection with our negotiation of a settlement and our threatened election contest. On December
8, 2003, the Company responded with a written  counterproposal  stating that the controlling members of the Pizza Inn Board are not opposed to including Mr. Page on the Company slate or the committee  representation  request, but believe that the Chairman of the Board should  continue to be elected on an annual basis by a majority of the Pizza Inn Board. The Company also indicated that it did not have the ability to  designate a director as  incumbent  as defined in the  Company's employment  agreements,  the  individual  employees have not agreed to waive the

                                      -7-

Change of Control provision, the Company is not opposed to revising the relevant sections  of the bylaws in a manner to be agreed upon with  Newcastle  Partners, but is  opposed to a  supermajority  voting  requirement,  and the  Company  and
Newcastle Partners would agree to bear their own legal and travel expenses.  The counterproposal  indicated  that it was presented as a package and "not meant to resolve  individual  issues in the event the total proposal is unacceptable." On
December 15, 2003, we delivered a letter to the Chairman of the Pizza Inn Board, expressing our disappointment  with the Company's  counterproposal.  We were not able to reach a mutually  agreeable  compromise with the Company on the disputed issues.

WE BELIEVE THAT PIZZA INN'S SHARE PRICE OVER THE PAST SEVERAL YEARS DEMONSTRATES
THE COMPANY'S FAILURE TO CREATE VALUE FOR ITS SHAREHOLDERS.

          o    According to the Management  Proxy  Statement,  during the period from June 28, 1998 through June 29, 2003, Pizza Inn's Share price performance  trailed by over 45  percentage  points the Dow Jones
               Equity Market Index, a broad equity market index.

          o    According to the Management Proxy  Statement,  during this period
               Pizza Inn's Share price performance trailed by over 48 percentage points the Dow Jones  Entertainment and Leisure Restaurant Index,
               an index comprised of public companies  engaged in the restaurant or related lines of businesses.

          We believe  that the Share  price will over the long term  continue to languish and  underperform its peer groups under the leadership of the Pizza Inn
Board as currently  composed.  On December  17, 2003,  the Share price closed at
$2.84.

THE NOMINEES

          The  following  information  sets  forth the name,  business  address,
present  principal   occupation,   and  employment  and  material   occupations,
positions,  offices,  or  employments  for the  past  five  years of each of the
Nominees.  This  information  has been  furnished to  Newcastle  Partners by the
Nominees. The Nominees are citizens of the United States of America.

          STEVEN J. PULLY (Age 43).  Mr.  Pully has been  employed by  Newcastle
          Management,  the general partner of Newcastle Partners, since December
          2001 and has served as its President  since January 2003. He is also a director  and  officer  of  Geoworks  Corporation,  an entity  with no significant business operations, a director of MaxWorldwide,  Inc., an online  advertising,  sales and  representation  company,  a director, member of the Audit Committee and the Financial  Representative on the
          Audit  Committee  of  Pizza  Inn and  Chief  Executive  Officer  and a
          director  of  privately-held  Pinnacle  Frames and  Accents,  Inc.,  a manufacturer of picture frames.  Prior to joining Newcastle Management from May 2000 to  December  2001,  he was a managing  director  in the mergers and acquisitions  department of Banc of America Securities and from  January  1997 to May 2000 he was a senior  managing  director at
          Bear  Stearns.  Prior to  becoming an  investment  banker,  Mr.  Pully practiced  securities and corporate law at the law firm Baker & Botts.
          Mr. Pully is a CPA and a member of the Texas Bar. Mr. Pully's business

                                      -8-

          address is 300 Crescent Court, Suite 1110, Dallas, Texas 75201.

          ROBERT B.  PAGE  (Age 44).  Since  August  2003,  Mr.  Page has been a franchisee  for  Shoney's,  Inc.,  a family  dining  restaurant.  From
          November  2000 until  September  2002,  Mr. Page was Chief  Operations
          Officer of Gordon Biersch Brewery Restaurants, Inc., a group of casual dining  restaurants,  and  from  1993  through  2000,  he  worked  for
          Romacorp,  Inc.,  which owned Tony  Roma's,  a chain of casual  dining restaurants,  where he was Chief Executive  Officer and a board member from 1998 through 2000 and President and Chief Operations Officer from
          1993  through  1998.  From  1988  through  1993,  he  worked  for  NPC
          International,   Inc.,  which  owned   approximately   370  Pizza  Hut
          franchises,  and was Senior Vice  President  of  Operations  from 1991 through  1993.  Prior to working  for NPC,  he also worked in the food service industry for Rally's Hamburgers,  Godfather's Pizza,  Luther's
          BBQ and Pizza Hut, Inc.,  holding such  positions as area  supervisor, district manager and restaurant manager.  The current business address for Mr. Page is 6515 Ringgold Road, East Ridge, Tennessee 37412.

          RAMON D. PHILLIPS (Age 70). Mr. Phillips is currently  retired.  He is the  former  Chairman  of the  Board,  President  and Chief  Executive
          Officer of Hallmark  Financial  Services,  Inc., a financial  services company. He served as Chairman and Chief Executive Officer of Hallmark from 1989 through  March 2001,  and as Chairman  through  August 2001.
          Prior to Hallmark,  Mr.  Phillips had over fifteen years of experience in the franchise restaurant  industry,  serving in executive positions with Kentucky Fried Chicken (1969-1974) and Pizza Inn (1974-1989).  He
          was  elected  a  director  of  Pizza  Inn in 1990 and  served  through
          December  2002. He was appointed to the position of advisory  director in December 2002. The current business address of Mr. Phillips is 7024
          Rosebrook, Collyville, Texas 76034.

          The Nominees will not receive any compensation from Newcastle Partners for their services as directors of Pizza Inn other than the normal  compensation
Steven J. Pully receives for his services as President of Newcastle  Management.
Other than as stated herein, there are no arrangements or understandings between
Newcastle  Partners  and any of the  Nominees  or any other  person  or  persons pursuant to which the nomination  described herein is to be made, other than the consent by each of the nominees to be named in this Proxy Statement and to serve as a director of Pizza Inn if elected as such at the Annual Meeting. None of the
Nominees  has been  convicted  in any criminal  proceedings  (excluding  traffic violations  or  similar  misdemeanors)  over  the past  ten  years.  None of the
Nominees  is a party  adverse to Pizza Inn or any of its  subsidiaries  or has a material  interest  adverse  to  Pizza  Inn or any  of its  subsidiaries  in any material pending legal proceedings.

          As of the date hereof,  Ramon D.  Phillips  beneficially  owned 44,863
Shares,  consisting  of 16,880  Shares owned  directly by Mr.  Phillips,  22,650
Shares  issuable upon the exercise of options owned by Mr.  Phillips,  and 5,333
Shares owned directly by Wholesale Software International, Inc., representing in the aggregate approximately 0.4% of the Company's issued and outstanding Shares.
Mr.  Phillips is a  shareholder,  director  and  executive  officer of Wholesale
Software  and may be deemed to  beneficially  own the Shares  owned by Wholesale

                                      -9-

Software by virtue of his sole authority to vote and dispose of such shares.  On
November 7, 2003,  Mr.  Phillips sold 15,680  Shares to Newcastle  Partners in a private  transaction for $2.75 per Share.  There have been no other transactions in securities of Pizza Inn by Mr.  Phillips during the past two years. As of the date hereof,  neither Steven J. Pully nor Robert B. Page beneficially  owned any securities  of Pizza Inn or has  purchased or sold any  securities  of Pizza Inn during the past two years.

          Newcastle Partners does not expect that the Nominees will be unable to stand for  election,  but, in the event that such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be voted for  substitute  nominees.  In addition,  Newcastle  Partners reserves  the  right  to  nominate  substitute  persons  if Pizza  Inn  makes or announces  any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominees.  In any such case, Shares  represented by the enclosed GOLD proxy card will be voted for such substitute nominees.  Newcastle Partners reserves the right to nominate additional  persons if Pizza Inn increases the size of the Pizza Inn Board above its  existing  size or  increases  the number of  directors  serving as Class II directors  above three.  Additional  nominations  made pursuant to the preceding sentence are without  prejudice to the position of Newcastle  Partners  that any attempt to increase  the size of the current  Pizza Inn Board or to increase the number of  directors  serving  as Class II  directors  constitutes  an  unlawful manipulation of Pizza Inn's corporate machinery.

YOU ARE URGED TO VOTE FOR THE  ELECTION  OF THE  NOMINEES ON THE  ENCLOSED  GOLD
PROXY CARD.

                                      -10-

PROPOSAL NO. 2 - REPEAL OF CERTAIN BYLAW AMENDMENTS

          On  December  6,  2002,  Newcastle  Partners  acquired  from a  former director  and  executive  officer  of the  Company  an  option  to  purchase  an additional  2,905,000  shares of Common Stock of the Company which increased its beneficial ownership to 3,270,000 shares of Common Stock, or approximately 32.5%
of the then  outstanding  shares of the Company.  The Company was not a party to this transaction nor was approval of the transaction required or sought from the
Company. After the acquisition, Newcastle Partners entered into discussions with the Company  regarding its newly  acquired  ownership  position.  As a result of those  discussions,  on December 18, 2002, the date of the Company's 2002 Annual
Meeting of  Shareholders,  Newcastle  Partners  and the Company  entered into an agreement  (the terms of which are further  discussed  in "Certain  Transactions
Between  Newcastle  Partners and Pizza Inn") wherein the Company  agreed,  among others  things,  to cause at least one member of each class of  directors of the
Company to resign from the Pizza Inn Board prior to the close of business on the following day and to appoint Messrs.  Schwarz and Pully to replace the resigning directors.  Between the time the  agreement had been executed by the parties and the formal  appointment of Messrs.  Schwarz and Pully to the Pizza Inn Board the
following  day, the Board amended the Company's  bylaws which we believe had the effect of divesting the  shareholders of certain  rights.  With the exception of one bylaw amendment which Newcastle Partners had agreed to, the remainder of the bylaw  amendments  were not  made  known to  Newcastle  Partners  prior to their adoption.  Newcastle  Partners  believes that it would have been appropriate for
Messrs. Schwarz and Pully to be informed of any proposed or contemplated changes to the Company's bylaws given that the Company had an obligation to appoint them to the Pizza Inn Board the following day. Such bylaw amendments  (each, a "Bylaw
Amendment" and collectively, the "Bylaw Amendments") include the following:

          o    An  amendment  to Article  III, Section 7, which  eliminates  the
               ability  of  a   shareholder   to  call  a  special   meeting  of
               shareholders;

          o    A new Article III,  Section 13, which  requires a shareholder  to comply with certain  procedures and time  constraints in order to bring business before a shareholders meeting; and

          o    A new  Article IV,  Section 6, which  requires a  shareholder  to comply with certain  procedures and time  constraints in order to nominate directors.

          The full text of the  bylaws  that  Newcastle  Partners  is seeking to repeal is set forth in Schedule I hereto.  Newcastle  Partners  is seeking  your vote to repeal all of the Bylaw Amendments. However, you may wish to repeal only a specific Bylaw Amendment, if so desired. Accordingly, each shareholder will be voting separately on each proposed Bylaw Amendment.

          We believe that proper corporate  governance  procedures and practices and the level of management  accountability that the Pizza Inn Board imposes are highly  relevant to Pizza Inn's Share price  performance  and the success of its franchise  business.  We  believe  that the Pizza Inn  Board  lost  sight of its responsibility to implement acceptable  corporate governance  procedures when it approved  the Bylaw  Amendments.  Although  the  Company  claims  that the Bylaw
Amendments  were adopted to allow the Board to review any  shareholder  proposal before  it is  disseminated  to the  shareholders,  we  believe  that the  Bylaw
Amendments  effectively prevents the shareholders from calling a special meeting to conduct  business or elect  directors and limiting  shareholders'  ability to nominate directors and bring business proposals before shareholders  meetings in a timely manner. Although the Company also claims that the Bylaw Amendments were adopted as  anti-takeover  provisions  resulting  in a  management  not  readily susceptible to change,  we believe that the Bylaw  Amendments  have also reduced the  voice of  shareholders  in the  governance  of the  Company  at a time when critical actions must be taken to restore the confidence of the investing public and the franchisees.

                                      -11-

          Accordingly,  the  shareholders are being asked to adopt the following resolutions  that would have the effect of repealing the Bylaw  Amendments  that
Newcastle Partners had not been made aware of prior to adoption:

          "Resolved, that the amendment to Article III, Section 7 to the Amended and  Restated  Bylaws  of Pizza  Inn,  Inc.  adopted  by the  Board of
          Directors  on  December  18,  2002  be,  and it  hereby  is,  repealed effective as of the time this resolution is approved."

          "Resolved,  that the new  Article  III,  Section 13 to the Amended and
          Restated  Bylaws of Pizza Inn, Inc.  adopted by the Board of Directors on December  18, 2002 be, and it hereby is,  repealed  effective as of the time this resolution is approved."

          "Resolved,  that the new  Article  IV,  Section 6 to the  Amended  and
          Restated  Bylaws of Pizza Inn, Inc.  adopted by the Board of Directors on December  18, 2002 be, and it hereby is,  repealed  effective as of the time this resolution is approved."

YOU ARE URGED TO VOTE FOR THE REPEAL OF EACH OF THE BYLAW AMENDMENTS APPROVED BY
THE PIZZA INN BOARD ON DECEMBER 18, 2002 ON THE ENCLOSED GOLD PROXY CARD.

                                      -12-

PROPOSAL  NO. 3 -  REIMBURSEMENT  OF PROXY  SOLICITATION  EXPENSES OF  NEWCASTLE
PARTNERS

          Newcastle  Partners is incurring  significant  expenses in  connection with this  solicitation.  Newcastle  Partners  is  requesting  that the  Company reimburse  Newcastle Partners for all expenses it incurs in connection with this solicitation  and is seeking  approval from the  shareholders  to authorize such
reimbursement.   To  date,   Newcastle   Partners  has   incurred   expenses  of
approximately  $50,000.00.  Newcastle  Partners estimates that its expenses will total approximately $100,000.00,  although such amount could increase. Newcastle
Partners is seeking  reimbursement  of its expenses from the Company  because it believes that the  solicitation  will benefit all  shareholders  of the Company.
Although Newcastle Partners is expending its own working capital to finance this solicitation  while Pizza Inn management is paying for its solicitation with the
Company's cash, the Nominees,  if elected,  will not seek  reimbursement if this proposal is not approved by the Company's shareholders.

          Accordingly,  the  shareholders are being asked to adopt the following resolution  recommending  to the  Pizza  Inn Board  that the  Company  reimburse
Newcastle  Partners  of its  expenses  incurred  in  connection  with this proxy solicitation:

          "Resolved,  that the shareholders  recommend to the Board of Directors that  Pizza Inn,  Inc.  reimburse  Newcastle  Partners,  L.P.  for all expenses it incurs in connection with its  solicitation of proxies for the annual meeting of shareholders scheduled to be held on January 21,
          2004, or any advancements, postponements, rescheduling or continuation thereof."

YOU ARE URGED TO VOTE FOR THE  APPROVAL TO REIMBURSE  NEWCASTLE  PARTNERS OF ITS
PROXY SOLICITATION EXPENSES ON THE ENCLOSED GOLD PROXY CARD.

                                      -13-

                           VOTING AND PROXY PROCEDURES

          Only  shareholders  of record on the Record  Date will be  entitled to notice of and to vote at the Annual Meeting. Each Share is entitled to one vote.
Shareholders  who sell Shares  before the Record Date (or acquire  them  without voting rights after the Record Date) may not vote such Shares.  Shareholders  of record on the Record Date will retain their voting rights in connection with the
Annual  Meeting even if they sell such Shares  after the Record  Date.  Based on publicly  available  information,  Newcastle  Partners  believes  that  the only outstanding  class of  securities  of Pizza Inn  entitled  to vote at the Annual
Meeting is the Shares.

          Shares represented by properly executed GOLD proxy cards will be voted at the Annual  Meeting as marked and,  in the absence of specific  instructions, will be voted FOR the election of the  Nominees to the Pizza Inn Board,  FOR the proposals to repeal  the Bylaw  Amendments  and FOR the  proposal  to  reimburse
Newcastle   Partners  for  all  expenses  it  incurs  in  connection  with  this solicitation, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

          We are asking you to elect our Nominees, two of whom are in opposition to the incumbent nominees whose terms expire at the Annual Meeting (Mr. Pully is a nominee on both the  Company's  slate and Newcastle  Partners'  slate) and the proposals to repeal the Bylaw Amendments and to reimburse Newcastle Partners for all expenses it incurs in connection with this proxy solicitation.  The enclosed
GOLD proxy card may only be voted for our  Nominees  and does not confer  voting power with respect to the Company's nominees, other than Mr. Pully. Accordingly, you will not have the  opportunity to vote for any of Pizza Inn's nominees other than Mr. Pully.  You can only vote for Pizza Inn's nominees other than Mr. Pully by signing and returning a proxy card provided by Pizza Inn. Shareholders should
refer  to  the   Company's   proxy   statement   for  the  names,   backgrounds,
qualifications  and other  information  concerning  Pizza  Inn's  nominees.  The participants in this solicitation intend to vote all of their Shares in favor of the Nominees and the proposals to repeal the Bylaw  Amendments  and to reimburse
Newcastle  Partners  for all  expenses it incurs in  connection  with this proxy solicitation  and will  not vote  their  Shares  in favor of any of Pizza  Inn's nominees, other than Mr. Pully.

QUORUM

          In order to conduct any business at the Annual Meeting,  a quorum must be present in person or  represented by valid  proxies.  A quorum  consists of a majority of the Shares  issued and  outstanding  on the Record Date.  All Shares that are voted  "FOR",  "AGAINST"  or "ABSTAIN"  (or  "WITHHOLD"  in the case of election of directors) on any matter will count for purposes of  establishing  a quorum and will be treated as Shares entitled to vote at the Annual Meeting (the
"Votes Present").

VOTES REQUIRED FOR APPROVAL

          Election of  Directors.  A plurality  of the total votes cast  ("Votes
Cast") by holders of the Shares for the Nominees is required for the election of directors  and the three  nominees  who  receive  the most votes will be elected
(assuming  a quorum  is  present).  A vote to  "WITHHOLD"  for any  nominee  for director will be counted for purposes of determining the Votes Present, but will have no other effect on the outcome of the vote on the election of directors.  A
Shareholder may cast such votes for the Nominees either by so marking the ballot at the meeting or by specific  voting  instructions  sent with a signed proxy to either Newcastle Partners in care of MacKenzie Partners, Inc. at the address set forth on the back  cover of this Proxy  Statement  or to Pizza Inn at 3551 Plano
Parkway, The Colony, Texas 75056 or any other address provided by Pizza Inn.

          Other  Proposals.  Other  than the  election  of  directors,  the vote required for all other business matters set forth in this Proxy Statement is the affirmative vote of a majority of the Votes Present.

                                      -14-

ABSTENTIONS

          Abstentions will count as Votes Present for the purpose of determining whether a quorum is  present.  Abstentions  will not be counted as Votes Cast in the election of directors. Abstentions will have an effect as a vote against the
proposals  to  repeal  the  Bylaw   Amendments   and  proposal  to  approve  the
reimbursement of proxy solicitation expenses of Newcastle Partners.

BROKER NON-VOTES

          Shares  held  in  street  name  that  are  present  by  proxy  will be considered  as Votes  Present for  purposes of  determining  whether a quorum is present.  With regard to certain proposals,  the holder of record of Shares held in street name is permitted to vote as it determines,  in its discretion, in the absence of direction from the beneficial holder of the Shares.

          The term "broker  non-vote"  refers to shares held in street name that are not voted  with  respect  to a  particular  matter,  generally  because  the beneficial  owner did not give any  instructions to the broker as to how to vote such  shares on that  matter and the broker is not  permitted  under  applicable rules to vote such shares in its discretion because of the subject matter of the proposal, but whose shares are present on at least one matter. Such shares shall be counted as Votes Present for the purpose of  determining  whether a quorum is present, if voting instructions are given by the beneficial owner as to at least one of the matters to be voted on. Broker non-votes will not be counted as Votes
Cast or Votes  Present with respect to matters as to which the record holder has expressly  not voted.  Accordingly,  Newcastle  Partners  believes  that  broker non-votes  will have no effect upon the outcome of voting on any of the business matters set forth in this Proxy Statement.

                                      -15-

REVOCATION OF PROXIES

          Shareholders  of Pizza Inn may revoke their  proxies at any time prior to  exercise by  attending  the Annual  Meeting  and voting in person  (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of  revocation.  The delivery of a
subsequently   dated  proxy  which  is  properly  completed  will  constitute  a revocation  of any earlier  proxy.  The  revocation  may be delivered  either to
Newcastle Partners in care of MacKenzie Partners,  Inc. at the address set forth on the back cover of this Proxy Statement or to Pizza Inn at 3551 Plano Parkway,
The Colony,  Texas 75056 or any other address provided by Pizza Inn.  Although a revocation is effective if delivered to Pizza Inn,  Newcastle  Partners requests that either the original or photostatic  copies of all  revocations be mailed to
Newcastle Partners in care of MacKenzie Partners,  Inc. at the address set forth on the back cover of this Proxy  Statement so that  Newcastle  Partners  will be aware of all revocations  and can more accurately  determine if and when proxies have been  received  from the holders of record on the Record Date of a majority of the outstanding Shares.  Additionally,  MacKenzie Partners, Inc. may use this information to contact  shareholders  who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE PIZZA INN BOARD, FOR
THE PROPOSALS TO REPEAL THE BYLAW  AMENDMENTS  AND FOR THE PROPOSAL TO REIMBURSE
NEWCASTLE  PARTNERS  FOR ALL  EXPENSES IT INCURS IN  CONNECTION  WITH THIS PROXY
SOLICITATION, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD
IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                             SOLICITATION OF PROXIES

          The  solicitation of proxies pursuant to this Proxy Statement is being made by  Newcastle  Partners.  Proxies  may be  solicited  by  mail,  facsimile, telephone,  telegraph, in person and by advertisements.  Newcastle Partners will not solicit proxies via the Internet.

          Newcastle  Partners  has  entered  into an  agreement  with  MacKenzie
Partners,  Inc. for solicitation  and advisory  services in connection with this solicitation,  for which  MacKenzie  Partners,  Inc.  will  receive a fee not to exceed $75,000.00,  together with reimbursement for its reasonable out-of-pocket expenses,  and will be indemnified  against  certain  liabilities  and expenses, including  certain  liabilities  under the federal  securities  laws.  MacKenzie
Partners,  Inc. will solicit  proxies from  individuals,  brokers,  banks,  bank nominees and other  institutional  holders.  Newcastle  Partners  has  requested banks,  brokerage  houses and other  custodians,  nominees  and  fiduciaries  to forward all solicitation  materials to the beneficial  owners of the Shares they hold of record. Newcastle Partners will reimburse these record holders for their reasonable  out-of-pocket expenses in so doing. It is anticipated that MacKenzie
Partners,  Inc.  will  employ  approximately  35 persons to solicit  Pizza Inn's shareholders for the Annual Meeting.

          The entire  expense of soliciting  proxies is being borne by Newcastle
Partners  pursuant to the terms of the Joint Filing and  Solicitation  Agreement
(as  defined  below).  Costs  of this  solicitation  of  proxies  are  currently

                                      -16-

estimated to be approximately  $100,000.00.  Newcastle  Partners  estimates that through the date hereof,  its expenses in connection with this  solicitation are approximately $50,000.00.

                             PARTICIPANT INFORMATION

          Each member of the Group is a participant in this  solicitation.  Mark
E.  Schwarz  is the  managing  member  of  Newcastle  Capital,  a Texas  limited liability company, which is the general partner of Newcastle Management, a Texas limited partnership, which in turn is the general partner of Newcastle Partners, a Texas limited partnership.  The principal occupation of Mr. Schwarz is serving as the managing member of Newcastle Capital. The principal business of Newcastle
Capital is acting as the general partner of Newcastle Management.  The principal business of Newcastle  Management is acting as the general  partner of Newcastle
Partners.   The  principal  business  of  Newcastle  Partners  is  investing  in securities.  The principal business address of Mr. Schwarz,  Newcastle Partners,
Newcastle  Management and Newcastle  Capital is 300 Crescent Court,  Suite 1110,
Dallas, Texas 75201. As of the date hereof, Newcastle Partners is the beneficial owner of 3,583,780  Shares.  Mark Schwarz,  Newcastle  Management  and Newcastle
Capital may be deemed to beneficially own the Shares held by Newcastle  Partners by  virtue of their  affiliation  with  Newcastle  Partners  and each  disclaims beneficial  ownership  of such  Shares  except to the extent of their  pecuniary interest  therein.  Mr. Schwarz also owns directly an additional  10,000 Shares.
For information  regarding purchases and sales of securities of Pizza Inn during the past two years by Newcastle Partners and Mr. Schwarz, see Schedule II.

          On  December  11,  2002,  Newcastle  Partners,  Newcastle  Management,
Newcastle Group and Mark Schwarz entered into a Joint Filing  Agreement  whereby they agreed to file a joint Schedule 13D (and  amendments  thereto) with respect to the Shares (the "First Joint Filing  Agreement").  On December 20, 2002,  the
parties to the First Joint Filing  Agreement  and Steven J. Pully entered into a separate  joint filing  agreement  after Mr. Pully had been elected to the Pizza
Inn Board (the  "Second  Joint  Filing  Agreement").  On October 31,  2003,  the
parties to the Second Joint Filing Agreement, Barry M. Barron, Sr. and Robert B.
Page entered into a Joint Filing and  Solicitation  Agreement (the "Joint Filing
and  Solicitation  Agreement"),  in which,  among other things,  (i) the parties agreed to solicit  proxies or written  consents  for the  election  of Steven J.
Pully, Barry M. Barron, Sr. and Robert B. Page, or any other person(s) nominated by  Newcastle  Partners  to the  Pizza  Inn  Board at the  Annual  Meeting  (the
"Solicitation");  (ii) the parties agreed to solicit proxies or written consents to repeal  amendments to the Company's bylaws approved by the Pizza Inn Board on
December  18,  2002 and to cause  Newcastle  Partners  to be  reimbursed  by the
Company for its expenses incurred in connection with the Solicitation; (iii) the parties  agreed to the joint filing on behalf of each of them of  statements  on
Schedule 13D with respect to the  securities of the Company,  and (iv) Newcastle
Partners agreed to bear certain  expenses of the parties  incurred in connection with the  Solicitation.  On November 17, 2003, the Joint Filing and Solicitation
Agreement was amended  whereby  Ramon D.  Phillips  agreed to be a party to such agreement  and to replace  Barry M. Barron,  Sr. as one of  Newcastle  Partners'
nominees  and  Barry  M.  Barron,  Sr.  agreed  to  withdraw  as a party to such agreement.

                                      -17-

          CERTAIN TRANSACTIONS BETWEEN NEWCASTLE PARTNERS AND PIZZA INN

          On  December  6,  2002,  Newcastle  Partners  acquired  from a  former director  and  executive  officer  of the  Company  an  option  to  purchase  an additional  2,905,000  shares of Common Stock of the Company which increased its beneficial ownership to 3,270,000 shares of Common Stock, or approximately 32.5%
of the then  outstanding  shares of the Company.  The Company was not a party to this transaction nor was approval of the transaction required or sought from the
Company. After the acquisition, Newcastle Partners entered into discussions with the Company  regarding its newly  acquired  ownership  position.  As a result of those  discussions,  on December  18, 2002,  Newcastle  Partners and the Company
entered into an agreement  wherein the Company agreed,  among others things,  to cause at least one member of each class of  directors  of the  Company to resign from the Pizza Inn Board prior to the close of business  on the  following  day.
Upon  obtaining such  resignations,  the Pizza Inn Board was required to replace the resigning directors with Mark E. Schwarz as a Class I director,  with a term expiring at the 2004 annual meeting of shareholders  of the Company,  and Steven
J. Pully as a Class II director, with a term expiring at the 2003 annual meeting of  shareholders  of the Company.  Newcastle  Partners  also agreed to limit its direct and  indirect  beneficial  ownership of Common Stock of the Company to no more than 40% of the Shares prior to the first  anniversary of the agreement and no more than 45% of the Shares between the first and second anniversaries of the agreement.  The agreement  also provided that the bylaws of the Company would be amended to provide that for so long as a  representative  of Newcastle  Partners serves on the Pizza Inn  Board,  the  Company  shall not  expand the size of the
Pizza Inn Board above seven members. The full text of the agreement is contained in a Schedule 13D amendment filed with the Securities and Exchange Commission by
Newcastle Partners on December 23, 2003.

          Except as set forth in this Proxy  Statement  (including the Schedules hereto),  neither Newcastle  Partners nor any of the other  participants in this solicitation,  or any of their respective associates: (i) directly or indirectly beneficially  owns any Shares or any  securities  of Pizza Inn; (ii) has had any relationship  with Pizza Inn in any capacity other than as a Shareholder,  or is or has been a party to any transactions,  or series of similar transactions,  or was  indebted  to Pizza Inn during  the past year with  respect to any Shares or securities  of Pizza Inn;  or (iii)  knows of any  transactions  during the past year, currently proposed  transactions,  or series of similar  transactions,  to which Pizza Inn or any of its subsidiaries was or is to be a party, in which the amount  involved  exceeds  $60,000 and in which any of them or their  respective affiliates  had,  or will  have,  a direct or  indirect  material  interest.  In addition,  other than as set forth herein, there are no contracts,  arrangements or understandings entered into by Newcastle Partners or any other participant in this  solicitation or any of their  respective  associates  within the past year with any person with respect to any of Pizza Inn's  securities,  including,  but not limited to,  joint  ventures,  loan or option  arrangements,  puts or calls, guarantees against loss or guarantees of profit,  division of losses or profits, or the giving or withholding of proxies.

          Except as set forth in this Proxy  Statement  (including the Schedules hereto),  neither Newcastle  Partners nor any of the other  participants in this solicitation,  or any of  their  respective  associates,  has  entered  into any agreement  or  understanding  with any  person  with  respect  to (i) any future employment  by Pizza Inn or its  affiliates or (ii) any future  transactions  to which  Pizza  Inn or any of its  affiliates  will  or may be a  party.  However,
Newcastle  Partners has reviewed,  and will continue to review,  on the basis of publicly  available  information,  various possible business  strategies that it

                                      -18-

might  consider  in the event  that the  Nominees  are  elected to the Pizza Inn
Board.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

          Newcastle Partners is unaware of any other matters to be considered at the Annual Meeting.  However,  should other matters, which Newcastle Partners is not aware of a reasonable time before this  solicitation,  be brought before the
Annual  Meeting,  the persons  named as proxies on the enclosed  GOLD proxy card will vote on such matters in their discretion.

          Newcastle  Partners  has  omitted  from this Proxy  Statement  certain disclosure  required by applicable law that is already included in the Company's proxy  statement.  This disclosure  includes,  among other things,  biographical information  on  Pizza  Inn's  directors  and  executive  officers,  information concerning executive compensation, an analysis of cumulative total returns on an investment in Shares during the past five years and  procedures  for  submitting proposals  for  inclusion  in Pizza  Inn's  proxy  statement  at the next annual meeting.  Shareholders should refer to the Company's proxy statement in order to review this disclosure.

          See Schedule III for information  regarding  persons who  beneficially own more than 5% of the Shares and the ownership of the Shares by the management of Pizza Inn.

          The information concerning Pizza Inn contained in this Proxy Statement and the  Schedules  attached  hereto  has been  taken  from,  or is based  upon, publicly available information.

                                          NEWCASTLE PARTNERS, L.P.

                                          January 2, 2004

                                      -19-

                                   SCHEDULE I

NEWCASTLE  PARTNERS  IS  SEEKING  YOUR VOTE TO APPROVE  PROPOSALS  TO REPEAL THE
FOLLOWING BYLAW AMENDMENTS APPROVED BY THE PIZZA INN BOARD ON DECEMBER 18, 2002:

1.  Article  III,  Section  7 was  amended  by  deletion  in  its  entirety  and substitution in lieu thereof the following new Section 7:

          SECTION 7. SPECIAL MEETINGS.  Special meetings of the shareholders for any purpose or  purposes  may be called by the Chief  Executive  Officer or by a majority of the Board of Directors.

2. The  following  new  Section 13 was  inserted  immediately  after the present
Section 12 of Article III:

          SECTION 13. BUSINESS AT SHAREHOLDERS'  MEETING.  At any meeting of the shareholders,  only such business shall be conducted as shall have been properly brought before the meeting.  To be properly  brought before a meeting,  business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the  meeting by or at the  direction  of the Board of  Directors,  or (c)
otherwise properly brought before the meeting by a shareholder.  For business to be properly brought before a meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the  Corporation.  To be timely,  a shareholder's  notice shall be delivered to or mailed and received at the principal  executive  offices of the Corporation not less than fifty (50)
days nor more  than  seventy-five  (75)  days  prior to the  meeting;  provided, however,  that in the event that less than  sixty-five (65) days notice or prior public  disclosure of the date of the meeting is given or made to  shareholders, notice by the  shareholder  to be timely  must be so  received no later than the close of business on the  fifteenth  (15th) day  following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever  first occurs.  Such  shareholder's  notice to the Secretary shall set forth  (a) as to each  matter  the  shareholder  proposes  to bring  before  the meeting,  a brief  description  of  business  desired to be  brought  before the meeting and the reasons for conducting such business at the meeting,  and (b) as to the  shareholder  giving the  notice  (i) the name and record  address of the shareholder,  (ii) the class  and  number  of  shares  of  capital  stock of the
Corporation  which  are  beneficially  owned by the  shareholder  and  (iii) any material  interest of the  shareholder  in such  business.  No business shall be conducted at a meeting of the  shareholders  unless  proposed in accordance with the procedures set forth herein. The Chairman of the meeting shall, if the facts warrant,  determine  and declare to the meeting  that  business was not properly brought before the meeting in accordance  with the foregoing  procedure and such business shall not be transacted.  To the extent this Section 13 shall be deemed by the Board of Directors or the Securities and Exchange Commission,  or finally adjudged by a court of competent jurisdiction, to be inconsistent with the right of shareholders to request  inclusion of a proposal in the  Corporation's  proxy statement  pursuant to Rule 14a-8 promulgated under the Securities  Exchange Act of 1934, as amended, such rule shall prevail.

3. The  following  new  Section 6 was  inserted  immediately  after the  present
Section 5 of Article IV:

                                      -20-

          SECTION 6.  NOMINATIONS TO BOARD OF DIRECTORS.  Nominations of persons for election to the Board of Directors  of the  Corporation  at a meeting of the shareholders may be made by or at the direction of the Board of Directors or may be made at a meeting of  shareholders  by any shareholder of the Corporation who is entitled to vote for the election of  Directors at the meeting in  compliance with the  notice  procedures  set forth in this  Section 6 of Article  IV.  Such nominations,  other  than  those  made by or at the  direction  of the  Board of
Directors,  shall be made  pursuant to timely notice in writing to the Secretary of the Corporation.  To be timely, a shareholder's  notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than  fifty  (50) days nor more than  seventy-five  (75) days  prior to the meeting;  provided,  however,  that in the event that less than  sixty-five (65)
days notice or prior  public  disclosure  of the date of the meeting is given or made no later than the close of business on the  fifteenth  (15th) day following the day on which  such  notice  of the date of the  meeting  was  mailed or such public disclosure was made, whichever first occurs. Such shareholder's notice to the  Secretary  shall  set  forth  (a) as to each  person  whom the  shareholder proposes to nominate for election or  re-election  as a Director,  (i) the name, age,  business address and residence  address of the person,  (ii) the principal occupation or employment of the person,  (iii) the class and number of shares of capital stock of the Corporation which are beneficially  owned by the person and
(iv)  any  other  information  related  to the  person  that is  required  to be disclosed in  solicitations  for proxies for  election of Directors  pursuant to
Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the  shareholder  giving the  notice  (i) the name and record  address of the shareholder  and (ii) the class and  number  of shares of  capital  stock of the
Corporation which are beneficially owned by the shareholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the  Corporation  to determine the  eligibility  of such proposed nominee to serve as Director of the Corporation. No person shall be eligible for election  as a Director  of the  Corporation  at a meeting  of the  shareholders unless such person has been  nominated in  accordance  with the  procedures  set forth herein. If the facts warrant,  the Chairman of the meeting shall determine and declare to the meeting that a nomination  does not satisfy the  requirements set  forth in the  preceding  sentence  and the  defective  nomination  shall be disregarded.  Nothing  in this  Section  6 shall  be  construed  to  affect  the requirements for proxy statements of the Corporation under Regulation 14A of the
Exchange Act.

                                      -21-

                                   SCHEDULE II

                TRANSACTIONS IN THE SECURITIES OF PIZZA INN, INC.
                 BY NEWCASTLE PARTNERS, L.P. AND MARK E. SCHWARZ
                            DURING THE PAST TWO YEARS

             Class                  Quantity                       Price Per                 Date of
          of Security              Purchased                       Unit ($)                 Purchase
--------------------------------------------------------------------------------------------------------
                                           Newcastle Partners, L.P.
--------------------------------------------------------------------------------------------------------
Common Stock                           64,000                       1.2090                      8/27/02

Common Stock                           34,800                       1.2915                      8/28/02

Common Stock                            1,000                       1.5300                      9/05/02

Common Stock                           12,000                       1.5163                      9/09/02

Common Stock                            5,000                       1.5680                      9/10/02

Common Stock                            1,600                       1.6244                      9/13/02

Common Stock                            1,000                       1.6300                      9/23/02

Common Stock                            9,000                       1.6267                      9/30/02

Common Stock                            4,900                       1.6281                     10/04/02

Common Stock                            1,500                       1.6350                     10/08/02

Common Stock                            2,800                       1.6504                     10/10/02

Common Stock                            5,000                       1.6480                     10/11/02

Common Stock                            5,500                       1.6477                     10/14/02

Common Stock                            3,000                       1.6700                     10/16/02

Common Stock                           20,000                       1.7500                     10/18/02

Common Stock                            3,000                       1.6700                     10/18/02

Common Stock                              500                       1.6950                     10/25/02

Common Stock                           10,000                       1.6665                     11/04/02

Common Stock                           40,000                       1.6575                     11/06/02

Common Stock                           23,000                       1.6583                     11/07/02

Common Stock                            5,000                       1.6680                     11/08/02

Common Stock                              100                       1.8150                     11/15/02

Common Stock                            1,200                       1.6775                     11/20/02

Common Stock                            8,400                       1.6958                     11/21/02

                                                  -22-

             Class                  Quantity                       Price Per                 Date of
          of Security              Purchased                       Unit ($)                 Purchase
--------------------------------------------------------------------------------------------------------

Common Stock                            2,000                       1.6925                     11/25/02

Common Stock                           75,000                       1.9184                     12/09/02

Common Stock                           25,700                       2.1063                     12/10/02

Common Stock                            6,200                       2.2821                     12/11/02

Common Stock                            1,500                       2.2400                     12/12/02

Common Stock                           29,500                       2.5406                     12/31/02

Common Stock                        2,905,000                       2.5383                      1/07/03

Common Stock                          120,000                       2.0000                      2/14/03

Common Stock                           85,000                       2.2500                      2/14/03

Common Stock                           27,000                       1.5739                      3/03/03

Common Stock                            7,700                       1.6566                      3/10/03

Common Stock                           11,700                       1.6090                      4/02/03

Common Stock                            9,500                       1.5716                      4/03/03

Common Stock                           15,680                       2.7500                     11/07/03

                                 Mark E. Schwarz
--------------------------------------------------------------------------------------------------------
Common Stock                            2,500                       1.9600                      6/19/03

Common Stock                            7,500                       2.0300                      6/30/03

                                      -23-

                                  SCHEDULE III

           SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

          The following is based solely on information provided in the Company's proxy  statement  filed with the Securities and Exchange  Commission on December
15, 2003.

          The following table sets forth certain information, as of November 15,
          2003, with respect to the beneficial ownership of Common Stock by: (a)
          each person known to be a  beneficial  owner of more than five percent of the outstanding Common Stock; (b) each director,  nominee director,
          and  executive   officer  named  in  the  section  entitled   "Summary
          Compensation Table"; and (c) all directors and executive officers as a group (17 persons). Except as otherwise indicated, each of the persons named in the table below is  believed  by the Company to possess  sole voting and investment power with respect to the shares of Common Stock beneficially  owned by such person.  Information  as to the beneficial ownership of Common Stock by directors and  executive  officers of the
          Company has been furnished by the  respective  directors and executive officers.

                                                                                   Shares
                      Name and Address of                                       Beneficially            Percent
                      5% Beneficial Owner                                          Owned                of Class
                      -------------------                                          -----                --------

            C. Jeffrey Rogers (a)
            5529 St. Andrews Ct
            Plano, Texas 75093                                                      (a)                    (a)

            Newcastle Partners, L.P.(b)
            Newcastle Capital Management, L.P.
            Newcastle Capital Group, L.L.C.
            300 Crescent Court, Ste. 1110
            Dallas, TX 75201                                                     3,583,780                35.610%

            Ronald W. Parker (c)
            3551 Plano Parkway
            The Colony, TX 75056                                                 1,081,173                 9.875%

            Steve A. Ungerman (d)                                                   30,566           Less than 1%
            Butler E. Powell (c)                                                    35,000           Less than 1%
            Bobby L. Clairday (e)                                                   48,900           Less than 1%
            Steven J. Pully (b)                                                        -0-                    -0-
            Mark E. Schwarz (b)                                                  3,593,780                35.693%
            F. Jay Taylor (c)                                                       20,000           Less than 1%
            B. Keith Clark (c) (f)                                                 168,486                 1.660%
            Ward T. Olgreen (c)                                                    167,739                 1.653%
            Shawn M. Preator                                                        53,918           Less than 1%
            Danny K. Meisenheimer                                                      287           Less than 1%

            All Directors and
            Executive Officers as a                                              5,250,661                52.170%
            Group (g)

                                      -24-

(a)  Mr. Rogers was a Director and the Company's Chief  Executive  Officer until
     August 21, 2002. For additional information,  see "Severance Agreement". On
     August 21, 2002,  Mr. Rogers  beneficially  owned  approximately  3,650,000 shares,  or  approximately  35% of the total  shares then  outstanding.  On
     January 3, 2003, Mr. Rogers filed with the Securities and Exchange Commission a
     Form 4 Statement of Changes in Beneficial  Ownership  showing  ownership of
     205,000 shares,  or approximately 2% of the total shares then  outstanding.
     The Company  cannot  confirm  subsequent  changes,  if any, in Mr.  Rogers'
     ownership position.

(b)  Newcastle  Capital  Management,  L.P. is the general  partner of  Newcastle
     Partners,  L.P.,  Newcastle Capital Group, L.L.C. is the general partner of
     Newcastle  Capital  Management,  L.P.,  and Mark E. Schwarz is the managing partner of Newcastle Partners, L.P. Accordingly,  each of Newcastle Capital
     Management,  L.P., Newcastle Capital Group, L.L.C., and Mark E. Schwarz may
     be deemed to beneficially own the shares of Common Stock beneficially owned
     by  Newcastle  Partners,  L.P.  In  addition,   Newcastle  Partners,  L.P.,
     Newcastle Capital Management,  L.P.,  Newcastle Capital Group, L.L.C., Mark
     Schwarz,  Steven Pully, Ramon D. Phillips and Robert B. Page are members of a Section  13(d)  reporting  group and may be  deemed to  beneficially  own shares of Common Stock owned by the other  members of the group.  Newcastle
     Partners,  L.P.  and Mr.  Schwarz  are the  only  members  of the  group to directly own shares of Common Stock.

(c)  Includes  vested options and options vesting within 60 days of November 15,
     2003 under the Company's stock option plans, as follows: 242,500 shares for
     Mr.  Parker;  12,500 shares for Mr.  Powell;  10,000 shares for Mr. Taylor;
     106,500  shares for Mr. Clark;  76,500 shares for Mr.  Olgreen;  and 44,500 shares for Mr. Preator.

(d)  Includes  12,283 shares for which Mr. Ungerman shares voting and investment power with his wife.

(e)  Includes  18,200 shares for which Mr. Clairday shares voting and investment power with his wife.

(f)  Includes 4,000 shares held by K&A Clark Family Partnership, L.P.

(g)  Excludes  shares  owned by Mr.  Rogers who was a Director  and an executive officer until August 21, 2002.

                                      -25-

                                    IMPORTANT

          Tell your Board what you think! Your vote is important.  No matter how many Shares you own, please give Newcastle  Partners your proxy FOR the election of the Nominees,  FOR the proposals to repeal the Bylaw  Amendments  and FOR the proposal  to  reimburse  Newcastle  Partners  for  all  expenses  it  incurs  in connection with this solicitation by taking three steps:

          o    SIGNING the enclosed GOLD proxy card,

          o    DATING the enclosed GOLD proxy card, and

          o    MAILING  the  enclosed  GOLD  proxy  card  TODAY in the  envelope provided (no postage is required if mailed in the United States).

          If any of your Shares are held in the name of a brokerage firm,  bank, bank  nominee or other  institution,  only it can vote such Shares and only upon receipt of your specific  instructions.  Accordingly,  please contact the person responsible  for your account and instruct that person to execute the GOLD proxy card  representing  your  Shares.  Newcastle  Partners  urges you to  confirm in writing your instructions to Newcastle  Partners in care of MacKenzie  Partners,
Inc. at the address  provided below so that Newcastle  Partners will be aware of all  instructions  given and can  attempt to ensure that such  instructions  are followed.

          If you  have any  questions  or  require  any  additional  information concerning this Proxy Statement,  please contact MacKenzie Partners, Inc. at the address set forth below.

                           [MACKENZIE PARTNERS LOGO]

                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (Call Collect)
                           PROXY@MACKENZIEPARTNERS.COM
                           ---------------------------
                                       or
                          CALL TOLL FREE (800) 322-2885

GOLD PROXY

                                 PIZZA INN, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF NEWCASTLE PARTNERS, L.P.

                    THE BOARD OF DIRECTORS OF PIZZA INN, INC.
                          IS NOT SOLICITING THIS PROXY

The undersigned  appoints Mark E. Schwarz and Steven J. Pully, and each of them, attorneys  and  agents  with full  power of  substitution  to vote all shares of common stock of Pizza Inn, Inc. (the "Company")  which the undersigned  would be entitled to vote if personally  present at the Annual Meeting of Shareholders of the Company to be held at the Company's  corporate offices,  3551 Plano Parkway,
The Colony,  Texas 75056 on Wednesday,  January 21, 2004, at 11:00 A.M.  (Dallas
time),  and including at any  adjournments or  postponements  thereof and at any meeting called in lieu thereof (the "Annual Meeting").

The undersigned  hereby revokes any other proxy or proxies  heretofore  given to vote or act with  respect to the shares of common  stock of the Company  held by the  undersigned,  and hereby  ratifies and confirms all action the herein named attorneys and proxies,  their  substitutes,  or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse  and in their  discretion  with  respect  to any  other  matters  as may properly come before the Annual Meeting.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE,  THIS
PROXY  WILL BE  VOTED  (1) FOR THE  ELECTION  OF THE  NEWCASTLE  PARTNERS,  L.P.
NOMINEES,  OR ANY SUBSTITUTIONS  THERETO, (2) FOR PROPOSALS TO ADOPT RESOLUTIONS
REPEALING  EACH OF THE  FOLLOWING  BYLAW  AMENDMENTS OF THE AMENDED AND RESTATED
BYLAWS OF THE COMPANY ADOPTED ON DECEMBER 18, 2002: (i) THE AMENDMENT TO ARTICLE
III,  SECTION 7 THAT  ELIMINATES THE ABILITY OF  SHAREHOLDERS  TO CALL A SPECIAL
MEETING OF  SHAREHOLDERS;  (ii) THE NEW ARTICLE  III,  SECTION 13 THAT  REQUIRES
SHAREHOLDERS TO COMPLY WITH CERTAIN PROCEDURES IN ORDER TO BRING BUSINESS BEFORE
A  SHAREHOLDERS  MEETING;  AND (iii) THE NEW ARTICLE IV, SECTION 6 THAT REQUIRES
SHAREHOLDERS  TO COMPLY WITH CERTAIN  PROCEDURES IN ORDER TO NOMINATE  DIRECTORS
AND (3) FOR THE  PROPOSAL  TO ADOPT A  RESOLUTION  RECOMMENDING  TO THE BOARD OF
DIRECTORS OF THE COMPANY THAT THE COMPANY REIMBURSE NEWCASTLE PARTNERS, L.P. FOR
ALL EXPENSES IT INCURS IN CONNECTION  WITH ITS  SOLICITATION  OF PROXIES FOR THE
ANNUAL MEETING.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                    YOUR VOTE
                                  IS IMPORTANT

GOLD PROXY

    NEWCASTLE PARTNERS, L.P. RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3

1.  ELECTION OF DIRECTORS:

                                                                     WITHHOLD
                                                                   AUTHORITY TO
                                                   FOR ALL         VOTE FOR ALL
                                                 NOMINEES            NOMINEES

    Nominees: (01) Robert B. Page, (02)             [ ]                [ ]
    Ramon D. Phillips, and (03) Steven
    J. Pully

    [  ] FOR EXCEPT VOTE WITHHELD FROM FOLLOWING NOMINEES:

    ------------------------------------------
    Nominee Exceptions

2.  APPROVAL  TO ADOPT  RESOLUTIONS  REPEALING THE FOLLOWING BYLAW AMENDMENTS OF
    THE AMENDED  AND  RESTATED  BYLAWS OF THE  COMPANY  ADOPTED ON DECEMBER  18,
    2002:

    (i)     AMENDMENT TO ARTICLE III,  SECTION 7 THAT  ELIMINATES THE ABILITY OF
            SHAREHOLDERS TO CALL A SPECIAL MEETING OF SHAREHOLDERS

            FOR          AGAINST      ABSTAIN
            [  ]           [  ]         [  ]

    (ii)    NEW ARTICLE III,  SECTION 13 THAT  REQUIRES  SHAREHOLDERS  TO COMPLY
            WITH  CERTAIN  PROCEDURES  IN  ORDER  TO  BRING  BUSINESS  BEFORE  A
            SHAREHOLDERS MEETING

            FOR          AGAINST      ABSTAIN
            [  ]           [  ]         [  ]

    (iii)   NEW ARTICLE IV, SECTION 6 THAT REQUIRES  SHAREHOLDERS TO COMPLY WITH
            CERTAIN PROCEDURES IN ORDER TO NOMINATE DIRECTORS

            FOR          AGAINST      ABSTAIN
            [  ]           [  ]         [  ]

3.  APPROVAL TO ADOPT  RESOLUTION  RECOMMENDING TO THE BOARD OF DIRECTORS OF THE
    COMPANY THAT THE COMPANY REIMBURSE NEWCASTLE PARTNERS, L.P. FOR ALL EXPENSES
    IT INCURS IN  CONNECTION  WITH ITS  SOLICITATION  OF PROXIES  FOR THE ANNUAL
    MEETING:

         FOR          AGAINST      ABSTAIN
         [  ]           [  ]         [  ]

4.  IN THEIR  DISCRETION  WITH RESPECT TO ANY OTHER MATTERS AS MAY PROPERLY COME
    BEFORE THE ANNUAL MEETING.

DATED:  ____________________________

____________________________________
Signature(s)

Title: _____________________________

PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD JOINTLY,
JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD
INDICATE THE CAPACITY IN WHICH SIGNING.

                                   IMPORTANT:

                                PLEASE SIGN, DATE
                            AND MAIL THIS PROXY CARD
                                    PROMPTLY!